UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities

On December 5, 2012, Horizon Lines, Inc. (the “Company”) issued a press release announcing that it will discontinue its sailing that departs Jacksonville, Florida each Tuesday and arrives in San Juan, Puerto Rico the following Monday. In association with the service change, the Company expects to record a pre-tax restructuring charge of approximately $3.6 million during the fourth quarter of 2012. The $3.6 million impairment charge is comprised of equipment-related expense of $2.1 million and union and non-union severance and employee related expense of $1.5 million.

The Company also plans to further reduce its non-union workforce beyond the reductions associated with the Puerto Rico service change and expects to incur approximately an additional $1.3 million of expenses for severance and other and employee related costs bringing the total restructuring change to $4.9 million. The Company’s non-union workforce will be reduced by approximately 38 positions in total. The workforce reduction is expected to be completed by January 31, 2013.

A copy of the press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated in this Item 2.05 by reference.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “expect,” “plan,” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. The forward-looking statements included in this Form 8-K and the attached press release are made only as of the date they are made and we undertake no obligation to update any such statements, except as otherwise required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: December 7, 2012	By:	/s/ Michael T. Avara

Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 5, 2012